UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549



                          FORM 8-K



                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE
               SECURITIES EXCHANGE ACT OF 1934


       January 7, 2005                    333-101960
   Date of Report (Date of          Commission File Number
  earliest event reported)


                YUKON GOLD CORPORATION, INC.
   (Exact name of registrant as specified in its charter)


          Delaware                        98-0413063
(State or other jurisdiction           (I.R.S. Employer
     of incorporation or           Identification Number)
        organization)


                       347 Bay Street
                         Suite 408
                  Toronto, Ontario M5H 2R7
    (Address of Principal Executive Offices) (Zip Code)


                       (416) 865-9930
    (Registrant's telephone number, including area code)




Item 8.01   Other Events.

Common shares of Yukon Gold Corporation, Inc. began trading on the Nasdaq-operated Over-the-Counter Bulletin Board (OTCBB), when the market opened on January 6, 2005. The shares of Yukon Gold Corporation, Inc. will trade under the ticker symbol "YGDC".

Item 9.01   Financial Statements and Exhibits.

     Exhibits

     99.1  Press Release of Yukon
          Gold Corporation, Inc. dated January 6, 2005 entitled, "Yukon Gold Corporation, Inc. To Begin
          Trading on the OTC Bulletin Board"




                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            YUKON GOLD CORPORATION, INC.


Date: January 7, 2005       By /s/Stafford Kelley
                            Name:  Stafford Kelley
                            Title:  Secretary

                        Exhibit 99.1

                    For Immediate Release

                YUKON GOLD CORPORATION, INC.

   Yukon Gold Corporation Inc. To Begin Trading on the OTC
                       Bulletin Board


Toronto, Canada, January 6, 2005, Yukon Gold Corporation, Inc. ("Yukon Gold"), (OTCBB: YGDC) today announced that it will begin trading on the Nasdaq-operated Over-the-Counter Bulletin Board (OTCBB), when the market opens on January 6, 2005. The company will trade under the ticker symbol "YGDC".

"We are excited to have made this opportunity a reality," said Warren Holmes, Chairman and Chief Executive Officer of Yukon Gold. "This is a significant milestone for our Company. We would like to acknowledge the continued support of our shareholders and the dedication of our management team and directors. We are committed to the ongoing growth and development of our Company, the expansion of our assets and the delivery of value to our shareholders."

About Yukon Gold

Yukon Gold Corporation, Inc. is an extremely active and progressive public junior exploration and development company trading on the NASDAQ OTCBB under the symbol "YGDC". The Company's main focus is its Mount Hinton gold and silver exploration project in the Central Yukon Territory of Canada. The property lies within the Tombstone Gold Belt, world renowned for the discovery of major gold and base metal deposits. Within immediate proximity to the Mount Hinton Project are a number of idle, former producing mines and drill indicated resources which the Company plans to target for acquisition. For more information regarding Yukon Gold and its properties, please visit: www.yukongoldcorp.com


For More Information, Please Contact:

Investor Relations:                Corporate Contact:
Paul Gorman                        Stafford Kelley
Yukon Gold Corporation, Inc.       Director, Yukon Gold
                                   Corporation, Inc.
416 865 9869                       416 865 9930
Toll Free 800 295 0671             Toll Free 800 295 0671

Email:                             Email:
pgorman@yukongoldcorp.com          skelley@yukongoldcorp.com

           Company Website: www.yukongoldcorp.com

FORWARD-LOOKING STATEMENTS: This news release contains certain "forward-looking statements" within the meaning of
Section 21E of the United States Securities Exchange Act of 1934, as amended. Except for statements of historical fact relating to the company, certain information contained herein constitutes forward-looking statements. Forward-looking statements are frequently characterized by words such as "plan," "expect," "project," "intend," "believe," "anticipate", "estimate" and other similar words, or statements that certain events or conditions "may" or "will" occur. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made, and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those projected in the forward-looking statements. These factors include the inherent risks involved in the exploration and development of mineral properties, the uncertainties involved in interpreting drilling results and other ecological data, fluctuating metal prices, the possibility of project cost overruns or unanticipated costs and expenses, uncertainties relating to the availability and costs of financing needed in the future and other factors. The Company undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change. The reader is cautioned not to place undue reliance on forward-looking statements.